Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Jeffry H. King, Chief Exexutive Officer of The Quaker Investment Trust (the "Registrant"), certify to the best of my knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ Jeffry K. King
------------------------
Jeffry H. King
CEO
March 11, 2005


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         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Jeffry H. King, Sr., Treasurer of The Quaker Investment Trust (the "Registrant"), certify to the best of my knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31 2004, (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ Jeffry H. King, Jr.
-----------------------
Jeffry H. King, Sr.
Treasurer,
March 11, 2005

This certification is being furnished to the Securities and Exchange Commission (the "Commission") pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. ss.1350 and is not being filed as part of the Form N-CSR with the Commission.